                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      25
               REPORT OF INDEPENDENT AUDITORS      34

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      35
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36
             TRUSTEES AND OFFICER INFORMATION      37

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
December 20, 2002

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

/S/ DAVID M. SWANSON
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
NOVEMBER 2002, LIKE MOST OF THE REPORTING PERIOD, SEEMED RIFE WITH CONTRADICTIONS. ON NOVEMBER 6, THE FEDERAL RESERVE BOARD (THE FED) CUT THE FEDERAL FUNDS RATE BY 50 BASIS POINTS TO 1.25 PERCENT. USUALLY INTENDED TO STIR UP A STAGNATING ECONOMY, SUCH BOLD ACTIONS SEEMED IN SHARP CONTRAST TO THE COMMERCE DEPARTMENT'S ANNOUNCEMENT ON NOVEMBER 26 THAT THIRD QUARTER GROSS DOMESTIC PRODUCT (GDP) WAS 4 PERCENT--MUCH STRONGER THAN THE ORIGINAL 3.1 PERCENT ESTIMATES. BUT OTHER ECONOMIC EVIDENCE AVAILABLE AT THE END OF THE MONTH CLARIFIED THE FED'S DECISION; THE ECONOMY HAD, INDEED, HIT A SOFT SPOT.

CONSUMER SPENDING, WHICH ACCOUNTS FOR APPROXIMATELY TWO-THIRDS OF U.S. ECONOMIC ACTIVITY, BEGAN THE FOURTH QUARTER AT LEVELS MARKEDLY LOWER THAN AT THE END OF THE THIRD QUARTER. ADDITIONALLY, THERE WAS LITTLE OR NO EVIDENCE THAT CORPORATE SPENDING ON INVENTORY RESTOCKING HAD MOVED TOWARD HIGHER LEVELS. IN FACT, THE WIDELY FOLLOWED INSTITUTE OF SUPPLY MANAGEMENT SURVEY, WHICH TRIES TO GAUGE OVERALL ECONOMIC ACTIVITY BY TRACKING THE SPENDING PLANS OF 300 PURCHASING MANAGERS NATIONWIDE, RECORDED LEVELS CONSISTENT WITH A STILL SLUGGISH ECONOMY--ONE THAT IS EXPERIENCING LESS-THAN-TREND GROWTH.

EMPLOYMENT DATA ALSO DID LITTLE TO CLARIFY THE ECONOMIC OUTLOOK. TOTAL EMPLOYMENT DECLINED SLIGHTLY IN NOVEMBER BUT, ON THE OTHER HAND, THOSE WHO WERE EMPLOYED PRODUCED GOODS AND SERVICES AT THE FASTEST RATE IN THE LAST 30 YEARS. THIS INCREASING PRODUCTIVITY LEVEL KEPT INFLATIONARY PRESSURES UNDER CONTROL.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.6%
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(November 30, 2000--November 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.60
May 02                                                                      1.75                               1.20
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Aug 02                                                                      1.75                               1.80
                                                                            1.75                               1.50
                                                                            1.75                               2.00
Nov 02                                                                      1.25                               2.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(November 30, 1992--November 30, 2002)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                           STANDARD & POOR'S 500      RUSSELL 1000(R) INDEX IS AN
                                                                           INDEX IS AN UNMANAGED       UNMANAGED INDEX GENERALLY
                                                                              INDEX GENERALLY         REPRESENTATIVE OF THE U.S.
                                                                         REPRESENTATIVE OF THE U.S.        MARKET FOR LARGE-
                                              GROWTH AND INCOME FUND           STOCK MARKET.            CAPITALIZATION STOCKS.
                                              ----------------------     --------------------------   ---------------------------
11/92                                                 9424.00                     10000.00                      10000.00
                                                      9586.00                     10123.00                      10165.00
                                                     10139.00                     10565.00                      10588.00
                                                     10221.00                     10616.00                      10661.00
                                                     10814.00                     10891.00                      11005.00
12/93                                                11151.00                     11143.00                      11197.00
                                                     10801.00                     10720.00                      10755.00
                                                     10770.00                     10766.00                      10734.00
                                                     11271.00                     11292.00                      11283.00
12/94                                                10966.00                     11290.00                      11239.00
                                                     12009.00                     12389.00                      12309.00
                                                     13067.00                     13572.00                      13468.00
                                                     14062.00                     14651.00                      14667.00
12/95                                                14878.00                     15533.00                      15484.00
                                                     15630.00                     16367.00                      16338.00
                                                     15953.00                     17101.00                      17004.00
                                                     16309.00                     17630.00                      17559.00
12/96                                                17563.00                     19099.00                      18960.00
                                                     17789.00                     19611.00                      19253.00
                                                     20410.00                     23035.00                      22490.00
                                                     22027.00                     24760.00                      24454.00
12/97                                                21863.00                     25471.00                      25189.00
                                                     24795.00                     29024.00                      28557.00
                                                     25229.00                     29983.00                      29271.00
                                                     22340.00                     27000.00                      26253.00
12/98                                                25894.00                     32749.00                      31996.00
                                                     25465.00                     34386.00                      33316.00
                                                     28606.00                     36810.00                      35691.00
                                                     26528.00                     34510.00                      33335.00
12/99                                                29183.00                     39644.00                      38689.00
                                                     31088.00                     40554.00                      40378.00
                                                     30686.00                     39476.00                      38992.00
                                                     33792.00                     39094.00                      39271.00
12/00                                                34733.00                     36035.00                      35673.00
                                                     31838.00                     31763.00                      31190.00
                                                     33824.00                     33622.00                      33157.00
                                                     30423.00                     28687.00                      28104.00
12/01                                                32628.00                     31752.00                      31228.00
                                                     34144.00                     31840.00                      31460.00
                                                     31246.00                     27574.00                      27227.00
                                                     25717.00                     22810.00                      22622.00
11/02                                                28553.00                     26279.00                      25935.00

This chart compares your fund's performance to that of the Standard & Poor's 500 Index and the Russell 1000(R) Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

RETURN HIGHLIGHTS

(as of November 30, 2002)

                             A SHARES   B SHARES   C SHARES   R SHARES
---------------------------------------------------------------------------
One-year total return
based on NAV(1)               -11.48%    -12.16%    -12.15%        N/A
---------------------------------------------------------------------------
One-year total return(2)      -16.56%    -16.42%    -13.00%        N/A
---------------------------------------------------------------------------
Five-year average annual
total return(2)                 4.52%      4.78%      4.97%        N/A
---------------------------------------------------------------------------
Ten-year average annual
total return(2)                11.06%        N/A        N/A        N/A
---------------------------------------------------------------------------
Life-of-Fund average
annual total return(2)          9.61%     10.88%(3)   10.59%     7.53%(4)
---------------------------------------------------------------------------
Commencement date            08/01/46   08/02/93   08/02/93   10/01/02
---------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Class R Shares commenced operations on 10/01/02. Class R Shares are available for purchase by investors through or in tax-exempt retirement plans (401(k) plans, 457 plans, defined benefit plans, profit sharing and money purchase pension plans, non-qualified deferred compensation plans, and employer-sponsored 403(b) plans). Class R Shares are offered without any sales charges on purchases or sales. The combined Rule 12b-1 fees and service fees for class R Shares is up to .50%. This return represents the cumulative total return from commencement of operations to 11/30/02.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                    PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--November 30, 2002)


1.   BRISTOL-MYERS SQUIBB        4.0%
     Produces and distributes
     pharmaceuticals, medicines, nutri-
     tional supplements, medical devices
     and beauty-care products.

2.   ALLSTATE                    4.0%
     Provides insurance services primarily
     to consumers in the United States.

3.   EXXON MOBIL                 3.4%
     Explores for and produces petroleum
     and petrochemicals worldwide.

4.   SPRINT                      2.9%
     Provides telecommunication products
     and services worldwide.

5.   BANK OF AMERICA             2.8%
     Provides financial services to
     customers and businesses throughout
     the United States.

6.   SCHLUMBERGER                2.6%
     Provides services to the oil and gas
     industry.

7.   3M                          2.5%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch Tape and Post-It
     Notes.

8.   A.G. EDWARDS                2.4%
     Provides retail brokerage services to
     individual, government and
     institutional clients throughout the
     United States.

9.   MICROSOFT                   1.9%
     Develops and supports a range of
     software products.

10.  AETNA                       1.9%
     Administers health, dental and group
     insurance plans nationwide.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                     NOVEMBER 30, 2002                  NOVEMBER 30, 2001
                                                                     -----------------                  -----------------
Pharmaceuticals                                                             10.6%                               4.9%
Property & Casualty Insurance                                                6.9%                               3.3%
Banks                                                                        6.7%                               9.4%
Integrated Oil & Gas                                                         6.0%                               4.2%
Diversified Financial Services                                               5.9%                               3.9%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GROWTH AND INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED NOVEMBER 30, 2002. THE FUND IS MANAGED BY THE ADVISER'S EQUITY INCOME TEAM. CURRENT MEMBERS(1) INCLUDE JAMES A. GILLIGAN, MANAGING DIRECTOR; CATHERINE MANISCALCO AVERY, VICE PRESIDENT; JAMES O. ROEDER, VICE PRESIDENT; AND VINCENT E. VIZACHERO, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OVER THE PAST 12 MONTHS?

A   The market environment was
extremely difficult; in fact, no sector in either the Russell 1000(R) Index (Russell 1000(R)) or the Standard & Poor's 500 Index (S&P 500), the fund's benchmarks, posted positive returns over the period. There were many crosscurrents in the market, with real and perceived negatives outweighing the positives. Corporate-governance issues, accounting irregularities and more evidence of fraud dominated headlines. These factors, along with continued concern over terrorist attacks, the potential for war with Iraq, further weakening of the economy and the lack of positive news from most companies, led to the broad-based weakness. On a more positive note, at the macroeconomic level there were some encouraging signs of a potential turn in economic growth and a possible near-term market bottom toward the end of the period. The net result, however, was a weak market with weak stock fundamentals coupled with a pessimistic investor base, which led to a volatile and negative market environment.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The fund returned -11.48 percent
for the 12 months ended November 30, 2002. By comparison, the S&P 500 Index returned -16.50 percent and the Russell 1000(R) Index returned -16.07 percent for the same period. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more-up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE PORTFOLIO?

A   We searched for stocks using our
"value with a catalyst" criteria. We seek stocks that may be trading at prices below what we believe the stock's true worth to be. We also look for a catalyst--a change that we believe could potentially help the stock reach its value. Without a catalyst, we believe a stock runs the risk of continuing to trade at its undervalued price or falling even lower. We also dig deep into each company's balance sheet and seek quality company management. Our portfolio management team has a strong accounting background that includes previous experience as auditors.

    We are skeptical when companies report earnings at levels that are inconsistent with the businesses they are in, or when there are other factors that we feel do not ring true. As a result, we were able to avoid the majority of the disasters, such as Enron, WorldCom and Tyco, that befell many other mutual funds. We do not look at companies on a strict price-to-earnings basis. In the case of those companies, we had no confidence in their earnings and therefore avoided the stocks.

Q   WHAT FACTORS HELPED PERFORMANCE
    DURING THIS PERIOD?

A   The largest contributor was the
industrial sector, owing to good stock selection in a poor-performing sector. The performance is largely attributable to 3M, which we have held for a number of years. We believe 3M is a terrific example of how we manage the fund and what we look for in the stocks we buy. When we originally added the stock to the portfolio, there were a number of things we looked for. One was an acceleration of revenues and margins from very low levels. Other investors had somewhat given up on 3M, and it was low-ranked by analysts. It had a very high return on capital, particularly for what is primarily a manufacturing company. It generated good cash and had very little debt. In our view, 3M is a good company in a niche business with proprietary strengths. Management was not well regarded, somewhat unjustifiably. They weren't very flashy in an era of high-profile corporate leaders. Their focus is on growth, and as they get their top line growing we anticipate their valuations will continue to increase. Allstate was also a strong performer. We significantly increased our position in the company in late 2001. The stock had suffered for almost two years, as it absorbed steep losses in the homeowner business. The company had two options: stop writing policies in these troublesome areas or raise the premiums. They did both. Their premium growth has been very healthy, particularly in a weak economy.

    We had a bet on energy that started late last year when oil prices started to break $20 per barrel in the wake of the September 11, 2001, terrorist attacks. The sector did very well in the first half of the year, though less so later. We did not reduce the weighting because we felt the sector provided cheap insurance against global instability. Currently, roughly 19 percent of the fund's net assets is allocated to energy, versus less than 6 percent for the Russell 1000(R) index.

    Keep in mind that not all stocks held by the fund performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the fund in the future.

Q   WHICH HOLDINGS FELL SHORT OF
    YOUR EXPECTATIONS?

A   Technology continued to be a drag
on performance. To our credit, we had underweighted the sector, but still suffered from poor stock selection--Electronic Data Systems, in particular. We had some mixed success with the stock before it blew up and have since eliminated it from the portfolio.

    We're still struggling to find value in the technology sector. We believe that on a fundamental basis, technology may be poised to bottom within the year. The trouble is with valuation. Because there is still a lingering focus on technology in the wake of the boom, people are still analyzing the sector and trying not to miss any gains there. The valuations are not at the rock-bottom levels we believe they should be. We remain fairly cautious regarding the sector.

Q   WHAT IS YOUR OUTLOOK FOR THE
    COMING MONTHS?

A   Although it has been a tough
environment, we think we may be closer to the bottom than not. We believe the Federal Reserve has done the right things, as the nation now has a stimulative monetary policy, a low interest-rate environment and a decent inflation situation. That said, the market might not have much flexibility until there is some sort of closure in the situation in Iraq. Nonetheless, we are cautiously optimistic for the fund's long-term prospects. With the market falling off as much as it has over the last two years, stocks are returning to what we believe are more-reasonable valuation levels, levels that are beginning to reflect the risks in the economy and the world. There are still many issues to be resolved in terms of corporate-governance and accounting issues. Longer term, as the economy recovers and corporate-governance issues diminish, we believe the overall health of the stock market should also begin to improve. Ultimately, we would like to see a stock market that is driven by fundamentals, not by sentiment.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A preselected set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

November 30, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON AND PREFERRED STOCKS  93.9%
AEROSPACE & DEFENSE  1.0%
Raytheon Co. ..............................................  1,016,590   $   29,653,930
                                                                         --------------

AUTO PARTS & EQUIPMENT  0.6%
Magna International, Inc., Class A--ADR (Canada)...........    313,950       17,527,828
                                                                         --------------

BANKS  6.3%
Bank of America Corp. .....................................  1,094,850       76,727,088
FleetBoston Financial Corp. ...............................    659,000       17,878,670
PNC Financial Services Group...............................  1,146,000       48,361,200
SunTrust Banks, Inc. ......................................    118,980        6,979,367
Wachovia Corp. ............................................    544,400       19,135,660
Wells Fargo & Co. .........................................    273,000       12,615,330
                                                                         --------------
                                                                            181,697,315
                                                                         --------------
BROADCASTING & CABLE TV  0.6%
Comcast Corp. (a)..........................................    731,369       17,143,285
                                                                         --------------

COMPUTER HARDWARE  0.8%
Hewlett-Packard Co. .......................................  1,232,700       24,012,996
                                                                         --------------

CONSUMER ELECTRONICS  0.3%
Koninklijke Philips Electronics NV--ADR (Netherlands)......    355,220        7,679,856
                                                                         --------------

DEPARTMENT STORES  0.5%
Federated Department Stores, Inc. (a)......................    422,700       13,813,836
                                                                         --------------
DIVERSIFIED CHEMICALS  2.0%
Dow Chemical Co. ..........................................    850,650       27,135,735
Du Pont (E.I.) de Nemours & Co. ...........................    709,810       31,671,722
                                                                         --------------
                                                                             58,807,457
                                                                         --------------
DIVERSIFIED COMMERCIAL SERVICES  1.6%
Equifax, Inc. .............................................  1,926,100       46,804,230
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DIVERSIFIED FINANCIAL SERVICES  5.5%
A.G. Edwards, Inc. ........................................  1,793,490   $   64,780,859
Fannie Mae.................................................    741,940       46,779,317
J.P. Morgan Chase & Co. ...................................  1,934,000       48,678,780
                                                                         --------------
                                                                            160,238,956
                                                                         --------------
DIVERSIFIED METALS & MINING  0.8%
Phelps Dodge Corp. (a).....................................    710,330       22,318,569
                                                                         --------------

DRUG RETAIL  1.2%
CVS Corp. .................................................  1,279,200       34,384,896
                                                                         --------------

ELECTRIC UTILITIES  3.3%
Entergy Corp. .............................................    907,000       39,663,110
Exelon Corp. ..............................................    656,800       32,964,792
PPL Corp. .................................................    653,000       21,744,900
                                                                         --------------
                                                                             94,372,802
                                                                         --------------
FERTILIZERS & AGRICULTURAL CHEMICALS  0.3%
Monsanto Co. ..............................................    473,426        8,327,563
                                                                         --------------

GENERAL MERCHANDISE STORES  1.2%
Target Corp. ..............................................    999,150       34,750,437
                                                                         --------------

GOLD  1.5%
Newmont Mining Corp. ......................................  1,830,500       42,852,005
                                                                         --------------

HEALTH CARE EQUIPMENT  0.9%
Bausch & Lomb, Inc. .......................................    689,600       26,025,504
                                                                         --------------

HOTELS  1.2%
Hilton Hotels Corp. .......................................  2,495,390       34,161,889
                                                                         --------------

HOUSEHOLD PRODUCTS  1.3%
Procter & Gamble Co. ......................................    462,500       38,850,000
                                                                         --------------

INDUSTRIAL CONGLOMERATES  3.3%
3M Co. ....................................................    527,800       68,534,830
Textron, Inc. .............................................    617,000       26,592,700
                                                                         --------------
                                                                             95,127,530
                                                                         --------------
INDUSTRIAL MACHINERY  1.4%
Ingersoll-Rand Co.--ADR (Bermuda)..........................    878,800       40,600,560
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INTEGRATED OIL & GAS  5.6%
BP PLC--ADR (United Kingdom)...............................    867,140   $   34,000,559
ConocoPhillips.............................................    768,940       36,763,021
Exxon Mobil Corp. .........................................  2,637,800       91,795,440
                                                                         --------------
                                                                            162,559,020
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  4.9%
AT&T Corp. ................................................    462,160       12,958,966
SBC Communications, Inc. ..................................    680,000       19,380,000
Sprint Corp. ..............................................  5,360,010       78,148,946
Verizon Communications, Inc. ..............................    732,714       30,686,062
                                                                         --------------
                                                                            141,173,974
                                                                         --------------
IT CONSULTING & SERVICES  0.9%
Computer Sciences Corp. (a)................................    759,850       26,511,167
                                                                         --------------

LIFE & HEALTH INSURANCE  2.1%
Metlife, Inc. .............................................    736,190       19,759,340
Prudential Financial, Inc. ................................  1,358,100       40,851,648
                                                                         --------------
                                                                             60,610,988
                                                                         --------------
MANAGED HEALTH CARE  2.4%
Aetna, Inc. ...............................................  1,385,260       52,293,565
Anthem, Inc. (a)...........................................    307,400       18,213,450
                                                                         --------------
                                                                             70,507,015
                                                                         --------------
MOVIES & ENTERTAINMENT  3.2%
AOL Time Warner, Inc. (a)..................................  2,746,000       44,952,020
Walt Disney Co. ...........................................  2,407,500       47,716,650
                                                                         --------------
                                                                             92,668,670
                                                                         --------------
MULTI-LINE INSURANCE  1.2%
Hartford Financial Services Group..........................    708,740       34,770,784
                                                                         --------------

OIL & GAS DRILLING  1.9%
ENSCO International, Inc. .................................  1,203,020       33,660,500
Transocean, Inc. (a).......................................    926,000       22,501,800
                                                                         --------------
                                                                             56,162,300
                                                                         --------------
OIL & GAS EQUIPMENT & SERVICES  2.4%
Schlumberger Ltd. .........................................  1,580,120       69,920,310
                                                                         --------------

OIL & GAS EXPLORATION & PRODUCTION  4.5%
Anadarko Petroleum Corp. ..................................    676,610       31,935,992
Burlington Resources, Inc. ................................  1,005,800       42,364,296
EOG Resources, Inc. .......................................    774,800       30,038,996
Noble Energy, Inc. ........................................    702,800       26,010,628
                                                                         --------------
                                                                            130,349,912
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
OIL & GAS REFINING & MARKETING  1.0%
Valero Energy Corp. .......................................    886,190   $   28,331,494
                                                                         --------------

PAPER PACKAGING  1.4%
Temple-Inland, Inc. .......................................    827,850       40,606,043
                                                                         --------------

PERSONAL PRODUCTS  0.5%
Gillette Co. ..............................................    462,900       14,035,128
                                                                         --------------

PHARMACEUTICALS  9.9%
Bristol-Myers Squibb Co. ..................................  4,138,000      109,657,000
Johnson & Johnson..........................................    571,000       32,558,420
Mylan Laboratories, Inc. ..................................    848,000       28,603,040
Pharmacia Corp. ...........................................  1,018,440       43,080,012
Roche Holding, Inc.--ADR (Switzerland).....................    459,000       33,851,250
Schering-Plough Corp. .....................................  1,804,000       40,878,640
                                                                         --------------
                                                                            288,628,362
                                                                         --------------
PHOTOGRAPHIC PRODUCTS  1.2%
Eastman Kodak Co. .........................................    954,000       35,221,680
                                                                         --------------

PROPERTY & CASUALTY INSURANCE  6.5%
Allstate Corp. ............................................  2,775,220      108,316,837
Chubb Corp. ...............................................    414,700       24,301,420
Safeco Corp. ..............................................    950,170       34,386,652
Travelers Property Casualty Co. (a)........................  1,394,600       22,243,870
                                                                         --------------
                                                                            189,248,779
                                                                         --------------
PUBLISHING & PRINTING  0.1%
Dow Jones & Co., Inc. .....................................     66,100        2,739,845
                                                                         --------------

RAILROADS  2.2%
Norfolk Southern Corp. ....................................  1,987,160       39,206,667
Union Pacific Corp. .......................................    420,650       24,355,635
                                                                         --------------
                                                                             63,562,302
                                                                         --------------
RESTAURANTS  0.9%
McDonald's Corp. ..........................................  1,464,200       27,087,700
                                                                         --------------

SOFT DRINKS  2.3%
Coca-Cola Co. .............................................    969,000       44,225,160
PepsiCo, Inc. .............................................    531,500       22,578,120
                                                                         --------------
                                                                             66,803,280
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2002

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
SYSTEMS SOFTWARE  2.4%
Microsoft Corp. (a)........................................    905,300   $   52,344,446
Oracle Corp. (a)...........................................  1,467,000       17,824,050
                                                                         --------------
                                                                             70,168,496
                                                                         --------------
TOBACCO  0.8%
Philip Morris Cos., Inc. ..................................    627,800       23,680,616
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  93.9%
  (Cost $2,747,570,691)...............................................    2,724,499,309
                                                                         --------------

SHORT-TERM INVESTMENTS  6.7%
REPURCHASE AGREEMENT  1.6%
Banc of America Securities LLC ($46,112,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 11/29/02, to
  be sold on 12/02/02 at $46,116,995).................................       46,112,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  5.1%
Federal Home Loan Mortgage Discount Notes ($131,464,000 par, yielding
  1.22%, 12/02/02 maturity)...........................................      131,459,545
Federal National Mortgage Association Discount Notes ($15,000,000 par,
  yielding 1.556%, 03/07/03 maturity) (b).............................       14,938,000
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................      146,397,545
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $192,509,545).................................................      192,509,545
                                                                         --------------

TOTAL INVESTMENTS  100.6%
  (Cost $2,940,080,236)...............................................    2,917,008,854
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%).........................      (16,212,862)
                                                                         --------------

NET ASSETS  100.0%....................................................   $2,900,795,992
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
November 30, 2002

ASSETS:
Total Investments (Cost $2,940,080,236).....................  $2,917,008,854
Cash........................................................           7,544
Receivables:
  Investments Sold..........................................      18,443,090
  Fund Shares Sold..........................................      10,948,145
  Dividends.................................................       6,826,298
  Interest..................................................           3,330
Other.......................................................         197,944
                                                              --------------
    Total Assets............................................   2,953,435,205
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      42,014,266
  Fund Shares Repurchased...................................       6,934,886
  Distributor and Affiliates................................       2,096,183
  Investment Advisory Fee...................................         834,963
  Variation Margin on Futures...............................         100,000
Accrued Expenses............................................         436,558
Trustees' Deferred Compensation and Retirement Plans........         222,357
                                                              --------------
    Total Liabilities.......................................      52,639,213
                                                              --------------
NET ASSETS..................................................  $2,900,795,992
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $3,197,297,137
Accumulated Undistributed Net Investment Income.............       7,802,086
Net Unrealized Depreciation.................................     (17,248,804)
Accumulated Net Realized Loss...............................    (287,054,427)
                                                              --------------
NET ASSETS..................................................  $2,900,795,992
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,064,186,713 and 140,424,471 shares of
    beneficial interest issued and outstanding).............  $        14.70
    Maximum sales charge (5.75%* of offering price).........             .90
                                                              --------------
    Maximum offering price to public........................  $        15.60
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $627,426,101 and 43,055,538 shares of
    beneficial interest issued and outstanding).............  $        14.57
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $209,064,159 and 14,339,516 shares of
    beneficial interest issued and outstanding).............  $        14.58
                                                              ==============
  Class R Shares:
    Net asset value and offering price per share (Based on
    net assets of $119,019 and 8,096 shares of beneficial
    interest issued and outstanding)........................  $        14.70
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended November 30, 2002

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $351,817)....  $  48,341,144
Interest....................................................      3,961,908
                                                              -------------
      Total Income..........................................     52,303,052
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and R of $4,759,091, $6,751,046, $1,880,278 and
  $10, respectively)........................................     13,390,425
Investment Advisory Fee.....................................     10,075,138
Shareholder Services........................................      5,102,469
Custody.....................................................        252,956
Legal.......................................................        101,097
Trustees' Fees and Related Expenses.........................         45,892
Other.......................................................      1,025,488
                                                              -------------
      Total Expenses........................................     29,993,465
      Less Credits Earned on Cash Balances..................         58,739
                                                              -------------
      Net Expenses..........................................     29,934,726
                                                              -------------
NET INVESTMENT INCOME.......................................  $  22,368,326
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(260,706,009)
  Futures...................................................     (1,049,330)
                                                              -------------
  Net Realized Loss.........................................   (261,755,339)
                                                              -------------
  Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    105,127,527
  End of the Period:
    Investments.............................................    (23,071,382)
    Futures.................................................      5,822,578
                                                              -------------
                                                                (17,248,804)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (122,376,331)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(384,131,670)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(361,763,344)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED          YEAR ENDED
                                                  NOVEMBER 30, 2002   NOVEMBER 30, 2001
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   22,368,326      $   23,537,912
Net Realized Gain/Loss...........................    (261,755,339)         45,494,144
Net Unrealized Depreciation During the Period....    (122,376,331)       (152,274,356)
                                                   --------------      --------------
Change in Net Assets from Operations.............    (361,763,344)        (83,242,300)
                                                   --------------      --------------

Distributions from Net Investment Income:
  Class A Shares.................................     (22,419,623)        (16,664,299)
  Class B Shares.................................      (2,855,980)         (2,497,399)
  Class C Shares.................................        (772,443)           (539,667)
  Class R Shares.................................             -0-                 -0-
                                                   --------------      --------------
                                                      (26,048,046)        (19,701,365)
                                                   --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares.................................     (44,093,071)       (136,891,331)
  Class B Shares.................................     (18,229,811)        (61,672,232)
  Class C Shares.................................      (4,640,635)        (10,736,393)
  Class R Shares.................................             -0-                 -0-
                                                   --------------      --------------
                                                      (66,963,517)       (209,299,956)
                                                   --------------      --------------
Total Distributions..............................     (93,011,563)       (229,001,321)
                                                   --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................    (454,774,907)       (312,243,621)
                                                   --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................   1,386,128,918       1,184,939,188
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      82,509,716         210,901,478
Cost of Shares Repurchased.......................    (700,495,783)       (453,718,909)
                                                   --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     768,142,851         942,121,757
                                                   --------------      --------------
TOTAL INCREASE IN NET ASSETS.....................     313,367,944         629,878,136
NET ASSETS:
Beginning of the Period..........................   2,587,428,048       1,957,549,912
                                                   --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $7,802,086 and $11,489,970, respectively)......  $2,900,795,992      $2,587,428,048
                                                   ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  YEAR ENDED NOVEMBER 30,
CLASS A SHARES                     ------------------------------------------------------
                                   2002 (a)    2001 (a)    2000 (a)    1999 (a)     1998
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $  17.23    $  20.04    $  20.05    $  18.88    $18.72
                                   --------    --------    --------    --------    ------
  Net Investment Income..........       .17         .23         .23         .22       .20
  Net Realized and Unrealized
    Gain/Loss....................     (2.07)       (.71)       2.58        2.23      2.44
                                   --------    --------    --------    --------    ------
Total from Investment
  Operations.....................     (1.90)       (.48)       2.81        2.45      2.64
                                   --------    --------    --------    --------    ------
Less:
  Distributions from Net
    Investment Income............       .19         .21         .19         .17       .23
  Distributions from Net Realized
    Gain.........................       .44        2.12        2.63        1.11      2.25
                                   --------    --------    --------    --------    ------
Total Distributions..............       .63        2.33        2.82        1.28      2.48
                                   --------    --------    --------    --------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $  14.70    $  17.23    $  20.04    $  20.05    $18.88
                                   ========    ========    ========    ========    ======

Total Return (b).................   -11.48%      -2.88%      16.39%      13.79%    16.21%
Net Assets at End of the Period
  (In millions)..................  $2,064.2    $1,702.8    $1,286.3    $1,003.9    $901.3
Ratio of Expenses to Average Net
  Assets.........................      .85%        .82%        .88%        .88%      .92%
Ratio of Net Investment Income to
  Average Net Assets.............     1.05%       1.29%       1.23%       1.11%     1.13%
Portfolio Turnover...............       66%        115%         97%         93%       76%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED NOVEMBER 30,
CLASS B SHARES                        ------------------------------------------------------
                                      2002 (a)    2001 (a)    2000 (a)    1999 (a)     1998
                                      ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $ 17.09      $19.88      $19.91      $18.77     $18.63
                                      -------      ------      ------      ------     ------
  Net Investment Income.............      .04         .09         .09         .06        .07
  Net Realized and Unrealized
    Gain/Loss.......................    (2.05)       (.70)       2.56        2.23       2.43
                                      -------      ------      ------      ------     ------
Total from Investment Operations....    (2.01)       (.61)       2.65        2.29       2.50
                                      -------      ------      ------      ------     ------
Less:
  Distributions from Net Investment
    Income..........................      .07         .06         .05         .04        .11
  Distributions from Net Realized
    Gain............................      .44        2.12        2.63        1.11       2.25
                                      -------      ------      ------      ------     ------
Total Distributions.................      .51        2.18        2.68        1.15       2.36
                                      -------      ------      ------      ------     ------
NET ASSET VALUE, END OF THE PERIOD..  $ 14.57      $17.09      $19.88      $19.91     $18.77
                                      =======      ======      ======      ======     ======

Total Return (b)....................  -12.16%      -3.63%      15.55%      12.93%     15.38%
Net Assets at End of the Period (In
  millions).........................  $ 627.4      $705.3      $573.4      $475.6     $442.4
Ratio of Expenses to Average Net
  Assets............................    1.60%       1.59%       1.60%       1.64%      1.69%
Ratio of Net Investment Income to
  Average Net Assets................     .27%        .52%        .49%        .32%       .36%
Portfolio Turnover..................      66%        115%         97%         93%        76%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED NOVEMBER 30,
CLASS C SHARES                        ------------------------------------------------------
                                      2002 (a)    2001 (a)    2000 (a)    1999 (a)     1998
                                      ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................  $ 17.15      $19.89      $19.92      $18.78     $18.64
                                      -------      ------      ------      ------     ------
  Net Investment Income.............      .05         .09         .10         .07        .07
  Net Realized and Unrealized
    Gain/Loss.......................    (2.11)       (.65)       2.55        2.22       2.42
                                      -------      ------      ------      ------     ------
Total from Investment Operations....    (2.06)       (.56)       2.65        2.29       2.49
                                      -------      ------      ------      ------     ------
Less:
  Distributions from Net Investment
    Income..........................      .07         .06         .05         .04        .11
  Distributions from Net Realized
    Gain............................      .44        2.12        2.63        1.11       2.24
                                      -------      ------      ------      ------     ------
Total Distributions.................      .51        2.18        2.68        1.15       2.35
                                      -------      ------      ------      ------     ------
NET ASSET VALUE, END OF THE PERIOD..  $ 14.58      $17.15      $19.89      $19.92     $18.78
                                      =======      ======      ======      ======     ======

Total Return (b)....................  -12.15%      -3.62%      15.54%      12.92%     15.37%
Net Assets at End of the Period (In
  millions).........................  $ 209.1      $179.3      $ 97.9      $ 52.5     $ 45.6
Ratio of Expenses to Average Net
  Assets............................    1.60%       1.59%       1.60%       1.65%      1.69%
Ratio of Net Investment Income to
  Average Net Assets................     .29%        .52%        .53%        .34%       .36%
Portfolio Turnover..................      66%        115%         97%         93%        76%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS R SHARES
                                                                  OCTOBER 1, 2002
                                                                 (COMMENCEMENT OF
                                                                  OPERATIONS) TO
                                                               NOVEMBER 30, 2002 (b)
                                                             -------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................          $13.67
                                                                      ------
  Net Investment Income.....................................             .01
  Net Realized and Unrealized Gain..........................            1.02
                                                                      ------
Total from Investment Operations............................            1.03
                                                                      ------
NET ASSET VALUE, END OF THE PERIOD..........................          $14.70
                                                                      ======

Total Return (a)............................................           7.53%*
Net Assets at End of the Period (In millions)...............          $   .1
Ratio of Expenses to Average Net Assets.....................           1.56%
Ratio of Net Investment Income to Average Net Assets........           2.45%
Portfolio Turnover..........................................             66%

(a) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 fees and service fees of .50% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

 * Non-Annualized

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek income and long-term growth of capital. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993. The distribution of the Fund's Class R Shares commenced on October 1, 2002.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002

make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distributions and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At November 30, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $218,757,908 which will expire November 30, 2010.

    At November 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:


Cost of investments for tax purposes........................    $2,977,148,105
                                                                ==============
Gross tax unrealized appreciation...........................    $  129,035,459
Gross tax unrealized depreciation...........................      (189,174,710)
                                                                --------------
Net tax unrealized depreciation on investments..............    $  (60,139,251)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002

    The tax character of distributions paid during the years ended November 30, 2002 and 2001 was as follows:

                                                              2002            2001
Distributions paid from:
  Ordinary income........................................  $26,048,046    $ 21,670,408
  Long-term capital gain.................................   66,963,517     207,330,913
                                                           -----------    ------------
                                                           $93,011,563    $229,001,321
                                                           ===========    ============

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2002 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to the Fund's investment in other regulated investment companies totaling $8,164 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:


Undistributed ordinary income...............................    $8,070,938

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, gains or losses recognized for tax purposes on open futures transactions on November 30, 2002 and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended November 30, 2002, the Fund's custody fee was reduced by $58,739 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended November 30, 2002, the Fund recognized expenses of approximately $101,100 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended November 30, 2002, the Fund recognized expenses of approximately $160,100, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 2002, the Fund recognized expenses of approximately $4,512,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $137,400 are included in "Other" assets on the Statement of Assets and Liabilities at November 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002

obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended November 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $153,577.

3. CAPITAL TRANSACTIONS

At November 30, 2002, capital aggregated $2,241,998,516, $713,921,919,
$241,258,337 and $118,365 for Classes A, B, C and R, respectively. For the year ended November 30, 2002, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   67,332,685    $1,063,948,562
  Class B..............................................   13,369,995       210,996,295
  Class C..............................................    7,163,604       111,065,696
  Class R..............................................        8,096           118,365
                                                         -----------    --------------
Total Sales............................................   87,874,380    $1,386,128,918
                                                         ===========    ==============
Dividend Reinvestment:
  Class A..............................................    3,530,441    $   58,972,678
  Class B..............................................    1,149,108        19,238,265
  Class C..............................................      256,950         4,298,773
  Class R..............................................          -0-               -0-
                                                         -----------    --------------
Total Dividend Reinvestment............................    4,936,499    $   82,509,716
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (29,269,089)   $ (447,310,162)
  Class B..............................................  (12,731,418)     (198,496,064)
  Class C..............................................   (3,531,873)      (54,689,557)
  Class R..............................................          -0-               -0-
                                                         -----------    --------------
Total Repurchases......................................  (45,532,380)   $ (700,495,783)
                                                         ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002

    At November 30, 2001, capital aggregated $1,566,387,438, $682,183,423,
$180,583,425 and $0 for Classes A, B, C and R, respectively. For the year ended November 30, 2001, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   41,204,729    $  729,542,782
  Class B..............................................   18,546,685       326,860,065
  Class C..............................................    7,264,791       128,536,341
  Class R..............................................          -0-               -0-
                                                         -----------    --------------
Total Sales............................................   67,016,205    $1,184,939,188
                                                         ===========    ==============
Dividend Reinvestment:
  Class A..............................................    7,808,342    $  141,789,158
  Class B..............................................    3,287,307        59,563,288
  Class C..............................................      527,396         9,549,032
  Class R..............................................          -0-               -0-
                                                         -----------    --------------
Total Dividend Reinvestment............................   11,623,045    $  210,901,478
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (14,374,506)   $ (251,252,311)
  Class B..............................................   (9,410,790)     (163,037,885)
  Class C..............................................   (2,263,928)      (39,428,713)
  Class R..............................................          -0-               -0-
                                                         -----------    --------------
Total Repurchases......................................  (26,049,224)   $ (453,718,909)
                                                         ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended November 30, 2002 and 2001, 2,302,625 and 1,945,009 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended November 30, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002

front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended November 30, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $1,161,700 and CDSC on redeemed shares of Classes B and C of approximately $1,655,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,395,220,194 and $1,715,076,287, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended November 30, 2002, were as follows:

                                                                CONTRACTS
Outstanding at November 30, 2001............................       150
Futures Opened..............................................       500
Futures Closed..............................................      (450)
                                                                  ----
Outstanding at November 30, 2002............................       200
                                                                  ====

    The futures contracts outstanding as of November 30, 2002, and the description and unrealized appreciation/depreciation were as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
Long Contracts:
  S&P 500 Index Futures December 2002
  (Current Notional Value of $234,000 per contract).........     200        $5,822,578
                                                                 ===        ==========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares; the provision of ongoing shareholder services

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002

with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets, 1.00% each for Class B and Class C average daily net assets, and up to ..50% of Class R average daily net assets are accrued daily. Included in these fees for the year ended November 30, 2002, are payments retained by Van Kampen of approximately $6,467,600, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $531,700.

    Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $10,012,600. This amount may be recovered from future payments under the plan or contingent deferred sales charges.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Growth and Income Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Growth and Income Fund (the "Fund"), including the portfolio of investments, of as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended November 30, 1999 were audited by other auditors whose report dated January 21, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Growth and Income Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated herein in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
January 9, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH AND INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER, & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal Income tax purpose, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended November 30, 2002. For corporate shareholders, 100% of the distributions qualify for the dividends received deduction. The Fund designated and paid $66,963,517 as long-term capital gain distributions. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEES AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 1991  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                           since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                              Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                   Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 1995  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)         Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                     since 1995  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (66)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 1995  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the National
                                                       Association of Securities
                                                       Dealers, Inc. and
                                                       Securities Investors
                                                       Protection Corp.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee,     Trustee     President and Chief            55
1221 Avenue of the Americas   President    since       Executive Officer of the
New York, NY 10020            and Chief    1999;       funds in the Fund Complex
                              Executive    President   since November 2002.
                              Officer      and Chief   Trustee/Director of
                                           Executive   certain funds in the Fund
                                           Officer     Complex since 1999.
                                           since 2002  President and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (56)  Trustee      Trustee     Trustee/Director of funds      92
1221 Avenue of the Americas                since 1999  in the Fund Complex.
New York, NY 10020                                     Prior to December 2002,
                                                       Chairman, President,
                                                       Chief Executive Officer,
                                                       Director and Managing
                                                       Director of Van Kampen
                                                       Investments and its
                                                       investment advisory,
                                                       distribution and other
                                                       subsidiaries. Prior to
                                                       December 2002, President
                                                       and Chief Executive
                                                       Officer of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.
                                                       Trustee/Director/
                                                       Managing General Partner
                                                       of funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1998  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                                  funds in the Fund Complex. Prior to December 2000, Executive
                                                                   Vice President and Chief Investment Officer of Van Kampen
                                                                   Investments, and President and Chief Operating Officer of
                                                                   the Advisers. Prior to April 2000, Executive Vice President
                                                                   and Chief Investment Officer for Equity Investments of the
                                                                   Advisers. Prior to October 1998, Vice President and Senior
                                                                   Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                                   February 1998, Senior Vice President and Portfolio Manager
                                                                   of Van Kampen American Capital Asset Management, Inc., Van
                                                                   Kampen American Capital Investment Advisory Corp. and Van
                                                                   Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

John R. Reynoldson (49)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                         July 2001, Principal and Co-head of the Fixed Income
                                                                   Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                                   managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                                   Reynoldson has been with Asset Management since April 1987.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (47)         Vice President, Chief     Officer    Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
                                                                   Fund Accounting for Morgan Stanley Investment Management.

John H. Zimmermann, III (45)  Vice President            Officer    Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                            since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                                Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                              Prior to December 2000, President of Van Kampen Insurance
                                                                   Agency of Illinois Inc., and Senior Vice President and
                                                                   Director of Van Kampen Investments. From November 1992 to
                                                                   December 1997, Mr. Zimmermann was Senior Vice President of
                                                                   the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
21, 121, 221, 321                                              Member NASD/SIPC.
GI ANR 1/03                                                      9027A03-AP-1/03